=============================================================================


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 1, 2003




                             SOUTHERN UNION COMPANY
             (Exact name of registrant as specified in its charter)



       Delaware                        1-6407                     75-0571592
(State or other jurisdiction of (Commission File Number)       (I.R.S. Employer
      incorporation                                          Identification No.)



           One PEI Center                                  18711
      Wilkes-Barre, Pennsylvania                        (Zip Code)
 (Address of principal executive offices)



       Registrant's telephone number, including area code: (570) 820-2400
















==============================================================================

ITEM 2.  DISPOSITION OF ASSETS

Effective January 1, 2003, Southern Union Company ("Southern Union" or the "Company") completed the sale of Southern Union Gas Company (Southern Union
Gas), its Austin-based natural gas operating division, and other related assets to ONEOK, Inc. for approximately $420,000,000 in cash. In addition to Southern Union Gas, the sale involved the divestiture of Mercado Gas Services, Inc. (Mercado), SUPro Energy Company (SUPro), Southern Transmission Company
(STC), Southern Union Energy International, Inc. (SUEI), Southern Union International Investments, Inc. (Investments) and Norteno Pipeline Company (Norteno).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of Business Disposed.

              Not applicable

     (b) Pro Forma Financial Information

              Unaudited Pro Forma Balance Sheet as of September 30, 2002 Unaudited Pro Forma Statement of Operations for the Three Months
                Ended September 30, 2002
              Unaudited Pro Forma Statement of Operations for the Three Months
                Ended September 30, 2001
              Unaudited Pro Forma Statement of Operations for the Twelve Months
                Ended June 30, 2002
              Unaudited Pro Forma Statement of Operations for the Twelve Months
                Ended June 30, 2001
              Unaudited Pro Forma Statement of Operations for the Twelve Months
                Ended June 30, 2000

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         SOUTHERN UNION COMPANY
                                              (Registrant)



Date     January 16, 2003           By  DAVID J. KVAPIL
      ----------------------            --------------------------------------
                                        David J. Kvapil
                                        Executive Vice President and
                                        Chief Financial Officer

               UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

The following unaudited pro forma condensed financial statements present the financial data of Southern Union, after giving effect to the disposition of Southern Union Gas, Mercado, SUPro, STC, SUEI, Investments and Norteno (collectively, Southern Union's "Texas Operations"), assuming the disposition had been effective for the periods indicated. The unaudited pro forma condensed financial statements have been prepared using the historical financial statements of Southern Union as previously filed with the Securities and Exchange Commission.

Using the Southern Union balance sheet at September 30, 2002, the unaudited Pro Forma Condensed Balance Sheet as of September 30, 2002, is presented as if the
disposition had occurred on that date.   The unaudited Pro Forma Condensed
Statements of Operations for the twelve months ended June 30, 2002, 2001, and 2000 as well as for the three months ended September 30, 2002 and 2001 assume that the disposition occurred on July 1, 1999 and include Southern Union's results of operations for its fiscal years ended June 30, 2002, 2001, and 2000 as well as for its quarters ended September 30, 2002 and 2001.

The following unaudited pro forma condensed financial statements should be read in conjunction with Southern Union's historical financial statements and related notes thereto. The following unaudited pro forma condensed financial statements are presented for purposes of illustration only in accordance with the assumptions set forth below and are not necessarily indicative of the financial position or operating results that would have occurred if the disposition had been consummated on the dates as of which, or at the beginning of the period for which, the disposition is being given effect nor is it necessarily indicative of the future operating results or financial position of Southern Union.


                                                     SOUTHERN UNION COMPANY AND SUBSIDIARIES
                                                             PRO FORMA BALANCE SHEET
                                                            AS OF SEPTEMBER 30, 2002
                                                                   (Unaudited)

                                                                     ASSETS


                                                                                           Pro Forma for
                                                              Southern Union       Texas Operations Disposition
                                                                  Company        Adjustments         Adjusted
                                                              --------------     -----------         --------
                                                                                  (thousands of dollars)

Property, plant and equipment:
   Utility plant, at cost............................         $   2,301,116     $    (509,172)(A)    $    1,791,944
   Less accumulated depreciation and amortization....              (838,741)          221,430 (A)          (617,311)
                                                              -------------     -------------        --------------
     Net property, plant and equipment...............             1,462,375          (287,742)            1,174,633

Current assets:
   Cash and cash equivalents.........................                   985           420,000 (A)           420,985
   Accounts receivable, billed and unbilled, net.....                94,337           (21,796)(A)            72,541
   Inventories, principally at average cost..........               139,193            (7,160)(A)           132,033
   Deferred gas purchase costs.......................                14,699                --                14,699
   Investment securities available for sale..........                   414                --                   414
   Prepayments and other.............................                11,745              (383)(A)            11,362
                                                              -------------     -------------        --------------
     Total current assets............................               261,373           390,661               652,034

Goodwill, net........................................               713,390           (70,469)(A)           642,921
Deferred charges.....................................               217,238            (4,420)(A)           212,818
Investment securities, at cost.......................                 9,786                --                 9,786
Other................................................                46,151            (4,591)(A)            41,560
                                                              -------------     -------------        --------------
   Total assets......................................         $   2,710,313     $      23,439        $    2,733,752
                                                              =============     =============        ==============


                                                         CAPITALIZATION AND LIABILITIES

Capitalization:
   Common stockholders' equity.......................         $     679,917     $      27,820 (B)    $      707,737
   Preferred stock of subsidiary trust, $25 par......               100,000                --               100,000
   Long-term debt and capital lease obligation.......             1,049,079                --             1,049,079
                                                              -------------     -------------        --------------
     Total capitalization............................             1,828,996            27,820             1,856,816

Current liabilities:
   Long-term debt due within one year................                98,316                --                98,316
   Notes payable.....................................               230,700                --               230,700
   Accounts payable..................................                63,888           (14,265)(A)            56,051
                                                                                        6,428 (C)
   Federal, state and local taxes....................                 4,297                --                 4,297
   Other.............................................                91,596           (27,950)(A)            63,646
                                                              -------------     -------------        --------------
     Total current liabilities.......................               488,797           (35,787)              453,010

Deferred credits and other liabilities...............               392,520           (28,812)(A)           423,926
                                                                                       60,218 (D)
                                                              -------------     -------------        --------------
   Total capitalization and liabilities..............         $   2,710,313     $      23,439        $    2,733,752
                                                              =============     =============        ==============












                                      See Notes to Pro Forma Condensed Financial Statements
                        -------------------------------------------------------------------------------




                                                     SOUTHERN UNION COMPANY AND SUBSIDIARIES
                                            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                                  FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2002
                                                                   (Unaudited)

                                                                                           Pro Forma for
                                                              Southern Union       Texas Operations Disposition
                                                                 Company         Adjustments         Adjusted
                                                              --------------     -----------         --------
                                                                              (thousands of dollars, except shares
                                                                                     and per share amounts)


Operating revenues...................................         $     147,399     $     (47,689)(E)    $       99,710
Cost of gas and other energy.........................               (66,183)           24,123 (E)           (42,060)
Revenue-related taxes................................                (5,132)            1,946 (E)            (3,186)
                                                              -------------     -------------        --------------
   Operating margin..................................                76,084           (21,620)               54,464

Operating expenses:
   Operating, maintenance and general................                52,762           (11,392)(E)            41,370
   Depreciation and amortization.....................                18,862            (4,993)(E)            13,869
   Taxes, other than on income and revenues..........                 8,137            (1,640)(E)             6,497
                                                              -------------     -------------        --------------
     Total operating expenses........................                79,761           (18,025)               61,736
                                                              -------------     -------------        --------------
     Net operating revenues..........................                (3,677)           (3,595)               (7,272)
                                                              -------------     -------------        --------------

Other income (expense):
   Interest..........................................               (21,196)              196 (E)           (21,000)
   Dividends on preferred securities of subsidiary
     trust...........................................                (2,370)               --                (2,370)
   Other, net........................................                16,835              (548)(E)            16,287
                                                              -------------     -------------        --------------
     Total other income (expenses), net..............                (6,731)             (352)               (7,083)
                                                              -------------     -------------        --------------
     Earnings (loss) before income taxes (benefit)...               (10,408)           (3,947)              (14,355)
Federal and state income taxes (benefit).............                (3,913)           (1,382)(F)            (5,295)
                                                              -------------     -------------        --------------
Net earnings (loss) from continuing operations
   before non-recurring charges or credits directly
   attributable to the transaction adjusted to give
   effect to the disposition of the Texas Operations.         $      (6,495)    $      (2,565)       $      (9,060)
                                                              =============     =============        =============

Net earnings (loss) from continuing operations per share:
   Basic.............................................         $       (0.12)                         $       (0.17)
                                                              =============                          =============
   Diluted...........................................         $       (0.12)                         $       (0.17)
                                                              =============                          =============

Weighted average shares outstanding:
   Basic ............................................            53,813,963                             53,813,963
                                                              =============                          =============
   Diluted...........................................            53,813,963                             53,813,963
                                                              =============                          =============























                                      See Notes to Pro Forma Condensed Financial Statements
                        -----------------------------------------------------------------------------




                                                     SOUTHERN UNION COMPANY AND SUBSIDIARIES
                                            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                                  FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2001
                                                                   (Unaudited)

                                                                                           Pro Forma for
                                                              Southern Union       Texas Operations Disposition
                                                                 Company         Adjustments         Adjusted
                                                              --------------     -----------         --------
                                                                             (thousands of dollars, except shares
                                                                                     and per share amounts)


Operating revenues...................................         $     173,969     $     (53,390)(E)    $      120,579
Cost of gas and other energy.........................               (92,987)           32,359 (E)           (60,628)
Revenue-related taxes................................                (6,032)            2,126 (E)            (3,906)
                                                              -------------     -------------        --------------
   Operating margin..................................                74,950           (18,905)               56,045

Operating expenses:
   Operating, maintenance and general................                53,104            (9,428)(E)            43,676
   Business restructuring charges....................                32,706            (2,153)(E)            30,553
   Depreciation and amortization.....................                21,877            (5,865)(E)            16,012
   Taxes, other than on income and revenues..........                 8,309            (1,553)(E)             6,756
                                                              -------------     -------------        --------------
     Total operating expenses........................               115,996           (18,999)               96,997
                                                              -------------     -------------        --------------
     Net operating revenues..........................               (41,046)               94               (40,952)
                                                              -------------     -------------        --------------

Other income (expense):
   Interest..........................................               (27,159)              175 (E)           (26,984)
   Dividends on preferred securities of subsidiary
     trust...........................................                (2,370)               --                (2,370)
   Other, net........................................                23,596              (130)(E)            23,466
                                                              -------------     -------------        --------------
     Total other income (expenses), net..............                (5,933)               45                (5,888)
                                                              -------------     -------------        --------------
     Earnings (loss) before income taxes (benefit)...               (46,979)              139               (46,840)
Federal and state income taxes (benefit).............               (16,576)             (631)(F)           (17,207)
                                                              -------------     -------------        --------------
Net earnings (loss) from continuing operations
   before non-recurring charges or credits directly
   attributable to the transaction adjusted to give
   effect to the disposition of the Texas Operations.         $     (30,403)    $         770        $      (29,633)
                                                              =============     =============        ==============

Net earnings (loss) from continuing operations per share:
   Basic.............................................         $      (0.55)                          $       (0.54)
                                                              ============                           =============
   Diluted...........................................         $      (0.55)                          $       (0.54)
                                                              ============                           =============

Weighted average shares outstanding:
   Basic ............................................           55,051,249                              55,051,249
                                                              ============                           =============
   Diluted...........................................           55,051,249                              55,051,249
                                                              ============                           =============





















                                      See Notes to Pro Forma Condensed Financial Statements
                        ------------------------------------------------------------------------------




                                                SOUTHERN UNION COMPANY AND SUBSIDIARIES
                                       PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                               FOR THE TWELVE MONTHS ENDED JUNE 30, 2002
                                                                 (Unaudited)

                                                                                          Pro Forma for
                                                              Southern Union      Texas Operations Disposition
                                                                 Company        Adjustments         Adjusted
                                                              --------------    -----------         --------
                                                                              (thousands of dollars, except shares
                                                                                     and per share amounts)


Operating revenues...................................         $   1,290,550     $    (310,400)(E)    $      980,150
Cost of gas and other energy.........................              (763,567)          190,954 (E)          (572,613)
Revenue-related taxes................................               (47,125)           13,716 (E)           (33,409)
                                                              -------------     -------------        --------------
   Operating margin..................................               479,858          (105,730)              374,128

Operating expenses:
   Operating, maintenance and general................               221,243           (45,040)(E)           176,203
   Business restructuring charges....................                31,312            (2,153)(E)            29,159
   Depreciation and amortization.....................                77,176           (18,187)(E)            58,989
   Taxes, other than on income and revenues..........                28,558            (4,710)(E)            23,848
                                                              -------------     -------------        --------------
     Total operating expenses........................               358,289           (70,090)              288,199
                                                              -------------     -------------        --------------
     Net operating revenues..........................               121,569           (35,640)               85,929
                                                              -------------     -------------        --------------

Other income (expense):
   Interest..........................................               (91,725)              733 (E)           (90,992)
   Dividends on preferred securities of subsidiary
     trust...........................................                (9,480)               --                (9,480)
   Other, net........................................                14,368            (6,858)(E)             7,510
                                                              -------------     -------------        --------------
     Total other income (expenses), net..............               (86,837)           (6,125)              (92,962)
                                                              -------------     -------------        --------------
     Earnings (loss) before income taxes (benefit)...                34,732           (41,765)               (7,033)
Federal and state income taxes (benefit).............                15,108           (15,297)(F)              (189)
                                                              -------------     -------------        --------------
Net earnings (loss) from continuing operations
   before non-recurring charges or credits directly
   attributable to the transaction adjusted to give
   effect to the disposition of the Texas Operations.         $      19,624     $     (26,468)       $       (6,844)
                                                              =============     =============        ==============

Net earnings (loss) from continuing operations per share:
   Basic.............................................         $         .36                          $        (0.13)
                                                              =============                          ==============
   Diluted...........................................         $         .35                          $        (0.13)
                                                              =============                          ==============

Weighted average shares outstanding:
   Basic ............................................            53,886,998                              53,886,998
                                                              =============                          ==============
   Diluted...........................................            56,770,235                              53,886,998
                                                              =============                          ==============





















                                      See Notes to Pro Forma Condensed Financial Statements
                        ------------------------------------------------------------------------------




                                                SOUTHERN UNION COMPANY AND SUBSIDIARIES
                                       PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                               FOR THE TWELVE MONTHS ENDED JUNE 30, 2001
                                                              (Unaudited)

                                                                                           Pro Forma for
                                                              Southern Union       Texas Operations Disposition
                                                                 Company         Adjustments         Adjusted
                                                              --------------     -----------         --------
                                                                              (thousands of dollars, except shares
                                                                                     and per share amounts)


Operating revenues...................................         $   1,932,813     $    (471,874)(E)    $    1,460,939
Cost of gas and other energy.........................            (1,374,750)          343,926 (E)        (1,030,824)
Revenue-related taxes................................               (68,801)           18,932 (E)           (49,869)
                                                              -------------     -------------        --------------
   Operating margin..................................               489,262          (109,016)              380,246

Operating expenses:
   Operating, maintenance and general................               239,554           (44,989)(E)           194,565
   Depreciation and amortization.....................                86,985           (17,824)(E)            69,161
   Taxes, other than on income and revenues..........                29,860            (6,265)(E)            23,595
                                                              -------------     -------------        --------------
     Total operating expenses........................               356,399           (69,078)              287,321
                                                              -------------     -------------        --------------
     Net operating revenues..........................               132,863           (39,938)               92,925
                                                              -------------     -------------        --------------

Other income (expense):
   Interest..........................................              (103,519)              591 (E)          (102,928)
   Dividends on preferred securities of subsidiary
     trust...........................................                (9,480)               --                (9,480)
   Other, net........................................                76,819             4,575 (E)            81,394
                                                              -------------     -------------        --------------
     Total other income (expenses), net..............               (36,180)            5,166               (31,014)
                                                              -------------     -------------        --------------
     Earnings (loss) before income taxes (benefit)...                96,683           (34,772)               61,911
Federal and state income taxes (benefit).............                40,000           (13,035)(F)            26,965
                                                              -------------     -------------        --------------
Net earnings (loss) from continuing operations
   before non-recurring charges or credits directly
   attributable to the transaction adjusted to give
   effect to the disposition of the Texas Operations.         $      56,683     $     (21,737)       $       34,946
                                                              =============     =============        ==============

Net earnings (loss) from continuing operations per share:
   Basic.............................................         $        1.04                          $         0.64
                                                              =============                          ==============
   Diluted...........................................         $        0.98                          $         0.61
                                                              =============                          ==============

Weighted average shares outstanding:
   Basic ............................................            54,680,807                              54,680,807
                                                              =============                          ==============
   Diluted...........................................            57,716,973                              57,716,973
                                                              =============                          ==============





















                                     See Notes to Pro Forma Condensed Financial Statements
                        ------------------------------------------------------------------------------




                                                SOUTHERN UNION COMPANY AND SUBSIDIARIES
                                       PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                               FOR THE TWELVE MONTHS ENDED JUNE 30, 2000
                                                              (Unaudited)

                                                                                           Pro Forma for
                                                              Southern Union       Texas Operations Disposition
                                                                 Company         Adjustments         Adjusted
                                                              --------------     -----------         --------
                                                                             (thousands of dollars, except shares
                                                                                     and per share amounts)


Operating revenues...................................         $     831,704     $    (265,611)(E)    $     566,093
Cost of gas and other energy.........................              (497,698)          152,208 (E)         (345,490)
Revenue-related taxes................................               (34,896)           10,299 (E)          (24,597)
                                                              -------------     -------------        -------------
   Operating margin..................................               299,110          (103,104)             196,006

Operating expenses:
   Operating, maintenance and general................               136,587           (38,765)(E)            97,822
   Depreciation and amortization.....................                55,140           (17,222)(E)            37,918
   Taxes, other than on income and revenues..........                17,269            (4,997)(E)            12,272
                                                              -------------     -------------        --------------
     Total operating expenses........................               208,996           (60,984)              148,012
                                                              -------------     -------------        --------------
     Net operating revenues..........................                90,114           (42,120)               47,994
                                                              -------------     -------------        --------------

Other income (expense):
   Interest..........................................               (51,492)              540 (E)          (50,952)
   Dividends on preferred securities of subsidiary
     trust...........................................                (9,480)               --               (9,480)
   Other, net........................................                (9,708)            1,094 (E)           (8,614)
                                                              -------------     -------------        -------------
     Total other income (expenses), net..............               (70,680)            1,634              (69,046)
                                                              -------------     -------------        -------------
     Earnings (loss) before income taxes (benefit)...                19,434           (40,486)             (21,052)
Federal and state income taxes (benefit).............                 9,589           (15,016)(F)           (5,427)
                                                              -------------     -------------        -------------
Net earnings (loss) from continuing operations
   before non-recurring charges or credits directly
   attributable to the transaction adjusted to give
   effect to the disposition of the Texas Operations.         $       9,845     $     (25,470)       $     (15,625)
                                                              =============     =============        =============

Net earnings (loss) from continuing operations per share:
   Basic.............................................         $        0.21                          $       (0.33)
                                                              =============                          =============
   Diluted...........................................         $        0.20                          $       (0.33)
                                                              =============                          =============

Weighted average shares outstanding:
   Basic ............................................            47,840,785                             47,840,785
                                                              =============                          =============
   Diluted...........................................            50,053,017                             47,840,785
                                                              =============                          =============





















                                      See Notes to Pro Forma Condensed Financial Statements
                        ------------------------------------------------------------------------------


                     SOUTHERN UNION COMPANY AND SUBSIDIARIES
                NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS


Adjustments to the Unaudited Pro Forma Condensed Balance Sheet

   (A) Represents the receipt of $420 million of cash proceeds, subject to working capital adjustment, from the sale of Southern Union's Texas Operations, and the elimination of the related assets and liabilities sold (at September 30, 2002). The Company plans to re-deploy substantially all the sales proceeds in interstate pipeline and other energy investments -- such as the Company's previously announced pending acquisition of the CMS Panhandle Companies.

   (B) The Company anticipates that the proceeds from the sale of Southern Union's Texas Operations will qualify as part of a like-kind exchange of property covered by Section 1031 of the Internal Revenue Code thereby enabling the Company to achieve certain tax savings. This figure reflects the estimated after-tax gain on the sale of the Texas Operations of $27.8 million (at September 30, 2002).

   (C) Represents the estimated accrual of costs to sell the Texas Operations (at September 30, 2002).

   (D) Reflects the estimated increase in deferred income taxes from the sale of the Texas Operations as a result of the like-kind exchange discussed in Note B above.

Adjustments to the Unaudited Pro Forma Condensed Statement of Operations

   (E) Represents the elimination of historical revenues and expenses of the Texas Operations.

   (F) Reflects the income tax consequences at the federal statutory rate of the pro forma adjustments after excluding nondeductible goodwill amortization.